UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

748 T-7 Road, Gillette, Wyoming	82718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01                   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 26, 2019, Cloud Peak Energy Inc. (“CPE”) was notified by the New York Stock Exchange (“NYSE”) that due to “abnormally low” trading price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual, the NYSE has determined to commence delisting proceedings to delist its common stock. Trading in CPE’s common stock was suspended on March 26, 2019.

The NYSE will apply to the Securities and Exchange Commission to delist the common stock upon completion of all applicable procedures. CPE does not intend to appeal the determination and, therefore, it is expected CPE’s common stock will be delisted.

The Company anticipates that effective March 27, 2019, the common stock of CPE will commence trading on the OTC Pink marketplace under the symbol “CLDP”. CPE can provide no assurance that its common stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of CPE’s common stock on this market, whether the trading volume of CPE’s common stock will be sufficient to provide for an efficient trading market or whether quotes for CPE’s common stock may be blocked by OTC Markets Group in the future.

Item 7.01                   Regulation FD Disclosure.

On March 26, 2019, CPE issued a press release with respect to the NYSE’s suspension of trading and commencement of delisting procedures.  The full text of the press release is furnished with this Report as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other CPE filings.

Item 9.01                   Financial Statements and Exhibits

(d)         Exhibits.  The following exhibit is being furnished herewith.

Exhibit Number	Description
99.1	Furnished Press Release of Cloud Peak Energy Inc., dated March 26, 2019, Announcing Suspension of Trading and Commencement of NYSE Delisting Procedures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2019

CLOUD PEAK ENERGY INC.

By:	/s/ Bryan J. Pechersky
Name:	Bryan J. Pechersky
Title:	Executive Vice President, General Counsel and Corporate Secretary